UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(877) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Enphase Energy, Inc. (the “Company”) was held on May 18, 2022 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company's Board of Directors (the "Board") pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 21, 2022, the record date for the Annual Meeting, 134,957,743 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 113,526,557 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:
Proposal 1: Election of Directors
Steven J. Gomo and Thurman John Rodgers were elected as directors to hold office until the 2025 Annual Meeting of Stockholders by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Gomo	92,902,631	5,701,138	14,922,788
Thurman John Rodgers	64,807,989	33,795,780	14,922,788
In addition to the directors elected above, Jamie Haenggi, Benjamin Kortlang, Badrinarayanan Kothandaraman, Joseph Malchow and Richard Mora, continue to serve as directors after the Annual Meeting.

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers
The compensation of the Company’s named executive officers was not approved, on an advisory basis, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,784,780	51,687,221	131,768	14,922,788

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP
The selection of Deloitte & Touche LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the following vote:

Votes For	Votes Against	Abstentions
112,495,610	788,190	242,757

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: May 20, 2022	ENPHASE ENERGY, INC.
	By:	/s/ Mandy Yang
Mandy Yang
Vice President and Chief Financial Officer